UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11 (c) or Section 240.14a-12

SPAR Group, Inc.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held July 6, 2026

To the Stockholders of SPAR Group, Inc.:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of SPAR Group, Inc., a Delaware corporation (“SGRP” or the “Corporation”). The Special Meeting will be held virtually on Monday, July 6, 2026, at 12:00 PM, Eastern Time. You are invited to attend the Special Meeting virtually or by proxy (but not in person). The Special Meeting is being held for the following purposes:

1.

To adopt an amendment (the “Charter Amendment”) to the Corporation’s Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of Common Stock, par value $0.01 per share (the “Common Stock”), and shares of Common Stock held in treasury at a ratio of one-for-five (1:5), at any time prior to July 6, 2027 (the “Reverse Stock Split Proposal”); and

2.

To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

The Reverse Stock Split Proposal was approved by our Board of Directors and requires the affirmative vote of the majority of the shares of our Common Stock present virtually or by proxy at the Special Meeting and entitled to vote thereon, to be approved.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on June 16, 2026, will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors
/s/ Steve Hennen
Steve Hennen Secretary, Treasurer and Chief Financial Officer

June 26, 2026

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDERS MEETING TO BE HELD VIRTUALLY ON JULY 6, 2026: THE PROXY STATEMENT AND OTHER SGRP FILINGS WITH THE SEC ARE AVAILABLE AT https://investors.sparinc.com/sec-filings. YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, OR CAST YOUR PROXY VOTES BY TELEPHONE OR INTERNET, AS PROVIDED IN THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE VIRTUALLY PRESENT AT THE MEETING. REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO MR. STEVE HENNEN, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER, AT THE OFFICES OF THE CORPORATION: SPAR GROUP, INC., 110 EAST BOULEVARD, SUITE 1600, CHARLOTTE, NORTH CAROLINA 28203.

SPAR GROUP, INC.
110 East Boulevard, Suite 1600
Charlotte, North Carolina 28203

PROXY STATEMENT

Special Meeting of Stockholders
To Be Held on July 6, 2026

GENERAL INFORMATION

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SPAR Group, Inc., a Delaware corporation (“SGRP” or the “Corporation”, and together with its subsidiaries, “SPAR”, “SPAR Group” or the “Company”), for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held virtually on July 6, 2026, at 12:00 PM, Eastern Time.

This Proxy Statement and the form of proxy to be utilized at the Special Meeting were mailed or delivered to the stockholders of SGRP on or about June 26, 2026. All U.S. Securities and Exchange Commission (“SEC”) filings by SGRP are available on SGRP’s website at https://investors.sparinc.com/sec-filings.

Information Regarding Virtual Attendance at Special Meeting

This Proxy Statement concerns the Special Meeting, which will be held virtually and not in person. Please follow the instructions on the notice or proxy card that you received. Further details and frequently asked questions regarding the Special Meeting are available on the Company's Investor Relations website at https://investors.sparinc.com.

MATTERS TO BE CONSIDERED

The Special Meeting has been called to: (1) adopt an amendment (the “Charter Amendment”) to the Corporation’s Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of Common Stock, par value $0.01 per share (the “Common Stock”), and shares of Common Stock held in treasury at a ratio of one-for-five (1:5), at any time prior to July 6, 2027 (the “Reverse Stock Split Proposal”) and (2) approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

RECORD DATE AND VOTING

The Board has fixed the close of business on June 16, 2026, as the record date (the "Record Date") for the determination of stockholders of the Corporation entitled to vote at the Special Meeting and any adjournment or postponement thereof. As of the Record Date, there were 28,398,560 shares outstanding of SGRP's Common Stock. On the Record Date, no shares of SGRP’s Series “B” Preferred Stock (the “Series B Preferred Stock”) were outstanding. See Item 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities -- The Company's Capital Stock Generally in the 2025 Annual Report on Form 10-K.

QUORUM AND VOTING REQUIREMENTS

Each stockholder of record is entitled to one (1) vote for each share of Common Stock on any matter coming before the Special Meeting.

The holders of record of at least one-half of the outstanding shares of Common Stock entitled to vote at the Special Meeting (14,199,280 shares) must be present at the Special Meeting, (virtually or by proxy) and will constitute a quorum for the transaction of business at the Special Meeting. Shares of Common Stock entitled to vote and represented by properly executed, returned and unrevoked proxies, including shares with respect to which specific votes are inconclusive or abstentions, including “broker non-votes” (as discussed below), will be considered present at the Special Meeting for purposes of determining a quorum.

Brokers holding shares of Common Stock for beneficial owners in “street name” must vote those shares according to any specific instructions they receive from the beneficial owner of the shares. However, brokers have discretionary authority to vote on “routine” proposals, which means that a broker may vote on behalf of a beneficial owner for such “routine” proposals in the broker's discretion if the beneficial owner does not provide specific instructions to the broker. Under applicable rules, if you hold your shares through a broker and do not instruct your broker how to vote with respect to each of the proposals to be voted on at the Special Meeting, your broker may not vote with respect to any “non-routine” proposals. Proposals 1 and 2 are each considered a “routine” proposal, meaning that your broker may vote your shares in the absence of your voting instruction.

SGRP’s 2026 By-Laws provide that votes cast respecting any matter do not include abstentions (each an “Abstention”) and do not include any non-votes or inconclusive votes (i.e., no box clearly checked, multiple boxes checked, and the like) (each an “Inconclusive Vote”), but do count for quorum purposes. To the greatest extent permitted by applicable law and SGRP’s 2026 By-Laws (to the extent not inconsistent with applicable law): (i) proxies with no specific voting instructions on a matter (other than any Abstention or Inconclusive Vote) will be voted by the proxy agent as provided below; (ii) Abstentions or Inconclusive Votes respecting any matter are not counted as votes “FOR” or “AGAINST”; (iii) Abstentions and Inconclusive Votes are considered a vote but not counted as votes cast with respect to any matter; and (iv) consequently Abstentions and Inconclusive Votes will have no effect on the vote on such matter.

The affirmative vote (i.e., “FOR”) of a majority of votes cast at the Special Meeting virtually or by proxy is required to adopt the Reverse Stock Split Proposal. Abstentions and Inconclusive Votes are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter.

The affirmative vote (i.e., “FOR”) of a majority of votes cast at the Special Meeting virtually or by proxy is required to approve the Adjournment Proposal. Abstentions and Inconclusive Votes are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter.

To the greatest extent permitted by applicable law and SGRP’s 2026 By-Laws (to the extent not inconsistent with applicable law), all proxies that are properly completed, signed and returned (or registered, completed, authenticated and submitted if by telephone or internet) prior to the Special Meeting will be voted in accordance with the specific directions made thereon or, in the absence of directions: (a) for the Reverse Stock Split Proposal and (b) for the Adjournment Proposal.

In accordance with SGRP’s 2026 By-Laws, only such business as is related to the purposes set forth in the notice of the Special Meeting may be transacted at the Special Meeting. Accordingly, no proposals or matters other than those specifically described above will be presented at the Special Meeting. It is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on any matters dealing with the conduct of the Special Meeting, to the greatest extent permitted by applicable law.

Proxies may be revoked at any time prior to the close of voting at the Special Meeting: (1) by delivery of written notification of revocation or a duly executed Proxy bearing a later date to the Secretary of SGRP at SGRP's principal executive offices located at 110 East Boulevard, Suite 1600, Charlotte, North Carolina 28203; (2) by electronically changing his or her vote in accordance with the electronic voting instructions; or (3) by the stockholder virtually attending the Special Meeting and voting his or her shares electronically at the meeting.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries. “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the “Securities Laws”).

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as “may,” “will,” “expect,” “intend,” “believe,” “estimate,” “anticipate,” “continue,” “plan,” “project,” or the negative or variations of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Proxy Statement may include (without limitation) statements regarding risks, uncertainties, cautions, circumstances and other factors (“Risks”). Those Risks include (without limitation): the costs and effects of changing the Company's principal independent registered accounting firm; satisfying Nasdaq’s required minimum market value of listed securities or minimum net income from continuing operations in a timely fashion; potential or continued revenue growth, gross margin expansion, and continued favorable shift in service mix from remodeling toward merchandising services; continued and new long-standing relationships with retailers, distributors and makers of consumer goods; successful results from merchandising partnerships and relationships with other companies, borrowing, repaying or guarantying the Company's recent unsecured loans or paying interest thereon; issuing the shares of the Corporation's Common Stock; the departure in 2025 of various of the Corporation's executives previously reported and the agreements made with them; potential non-compliance with applicable Nasdaq rules regarding minimum bid prices, the filing of periodic financial reports, director independence, holding annual meetings, or other rules; the impact of selling certain of the Corporation’s subsidiaries; or any impact resulting from the Risks on revenues, earnings or cash; the Company’s cash flows or financial condition; and plans, intentions, expectations. The Corporation’s forward-looking statements also include (without limitation) statements made in “Business”, “Risk Factors”, “Cybersecurity”, “Legal Proceedings”, “Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Controls and Procedures”, and “Certain Relationships and Related Transactions, and Director Independence” in the Corporation's 2025 Annual Report referenced below.

The information contained in this Proxy Statement is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise. For additional information and risk factors that could affect the Company, see the Corporation’s Annual Report on Form 10-K for its fiscal year ended December 31, 2025, as filed on March 31, 2026, by SGRP with the Securities and Exchange Commission (the “SEC”), and SGRP's Proxy Statement for its 2026 Annual Stockholders Meeting, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports and statements as and when filed with the SEC (including the Annual Report, Proxy Statement, Quarterly Reports, and Current Reports, each a “SEC Report”).

You should carefully review and consider the Corporation's forward-looking statements (including all Risks and other cautions and uncertainties) and other information made, contained, noted or referenced in or incorporated by reference into this Proxy Statement, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, indebtedness, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation, vendors, or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “Expectations”), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation’s Common Stock.

These forward-looking statements reflect the Corporation’s Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

PROXY STATEMENT PROPOSALS

YOU HAVE A VOTE, WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY

WITH RESPECT TO THE FOLLOWING PROPOSALS TO BE VOTED UPON AT THE SPECIAL MEETING

The stockholders of the Corporation are being asked to consider the following proposals at the Special Meeting.

PROPOSAL 1 – THE REVERSE STOCK SPLIT PROPOSAL

General Description of Proposal

We are asking stockholders to adopt an amendment (the “Charter Amendment”) to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split (the “Reverse Stock Split”) of our outstanding shares of Common Stock and shares of Common Stock held in treasury at a ratio of one-for-five shares (1:5). This proposal is referred to in this Proxy Statement as the “Reverse Stock Split Proposal” or “Proposal 1.” If the stockholders approve this Proposal 1, the Board will have the authority to decide, at any time prior to July 6, 2027, whether to implement the Reverse Stock Split.

The Reverse Stock Split, if implemented, will be realized simultaneously for all outstanding shares of Common Stock and shares of Common Stock held in treasury and the ratio determined by the Board will be the same for all outstanding shares of Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the total number of authorized shares of Common Stock, and the par value of the Common Stock will remain at $0.01 per share. The number of authorized shares of preferred stock will also remain the same. The Certificate of Amendment of the Certificate of Incorporation setting forth the Charter Amendment to effect the Reverse Stock Split is attached hereto as Annex A (the “Certificate of Amendment”). The following discussion is qualified in its entirety by the full text of the Certificate of Amendment, which is incorporated herein by reference.

The Board has declared advisable and approved, and recommended stockholder adoption of, the Charter Amendment to effect the Reverse Stock Split. If the stockholders approve this Proposal 1, the Board will have the authority to determine in its discretion whether to effect any Reverse Stock Split. If the stockholders approve this Reverse Stock Split Proposal, no further action on the part of our stockholders will be required to either implement or abandon the Reverse Stock Split. As detailed below, if the Board does not effect the Reverse Stock Split on or before July 6, 2027, the Board will no longer be permitted to effect the Reverse Stock Split without further approval by the stockholders.

The Board’s determination as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including the closing bid price for our Common Stock, the status of our compliance with the listing rules of The Nasdaq Stock Market (“Nasdaq”), prevailing market conditions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.

The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict whether, or assure that, the Reverse Stock Split will produce or maintain the desired results (for more information on the risks, see the section below entitled “Certain Risks Associated with the Reverse Stock Split”). However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of this Proposal 1.

If the Board determines to implement the Reverse Stock Split, the Board, at a meeting or by consent in lieu of a meeting, will resolve to effect the Reverse Stock Split. If the Board decides to implement the Reverse Stock Split, there will be a public announcement and the Reverse Stock Split will thereafter become effective at the time set forth in the Certificate of Amendment setting forth the Charter Amendment filed with the Secretary of State of the State of Delaware.

Purpose of the Reverse Stock Split

The Board believes that implementing the Reverse Stock Split is likely to increase the market price for our Common Stock as fewer shares will be outstanding. The Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split would, among other things, help us to or help to (as applicable):

●	Meet certain continued listing requirements of The Nasdaq Capital Market, including the minimum bid price requirement described below, or any other market on which our Common Stock may be listed;
●	Appeal to a broader range of investors to generate greater investor interest in the Company;
●	Improve the perception of our Common Stock as an investment security; and
●	Provide us with additional shares of Common Stock for future corporate purposes, including, but not limited to, future capital raising transactions.

Our Common Stock is listed on The Nasdaq Capital Market (SGRP), which imposes continued listing requirements with respect to listed shares. On January 12, 2026, we received written notice from the Listing Qualifications Department of Nasdaq notifying us that we are not in compliance with Nasdaq Listing Rule 5550(a)(2) because the closing bid price of our Common Stock was below the required minimum of $1.00 per share for the previous 30 consecutive business days. In accordance with Nasdaq Listing Rules, we have a period of 180 calendar days, or until July 13, 2026, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of our Common Stock must be at least $1.00 per share for a minimum of 10 consecutive business days during this 180-calendar day period. Reducing the number of shares of our Common Stock outstanding through the Reverse Stock Split may increase the price per share of our Common Stock, but there can be no certainty or assurance that it will do so or that it will do so for a sufficient period of time for us to regain compliance with the minimum bid price requirement.

If we do not regain compliance with Nasdaq Listing Rule 5550(a)(2) by July 13, 2026, Nasdaq staff will provide notice that our Common Stock will be subject to delisting. Such delisting could adversely affect the market price and liquidity of our Common Stock and reduce our ability to raise additional capital.

The Board has concluded that, absent a significant market-driven increase in our stock price, the best way for us to increase the closing bid price of our Common Stock to the level satisfactory to meet the continued listing requirements of Nasdaq is to effect the Reverse Stock Split. We believe that listing our Common Stock on Nasdaq improves the marketability and liquidity of our Common Stock by making it available to a broader range of potential investors. If our Common Stock is delisted from Nasdaq, we believe this would, in addition to the effects described above, reduce the volume of shares traded and increase the volatility of our stock price. We believe that the Reverse Stock Split will be sufficient to satisfy the minimum $1.00 per share bid price requirement for continued listing on Nasdaq. However, following the Reverse Stock Split, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained at the minimum per share bid price required by Nasdaq.

Given the timing of the Special Meeting in relation to the July 13, 2026 compliance deadline, the Company does not expect that it can regain compliance with Nasdaq Listing Rule 5550(a)(2) through the Reverse Stock Split alone. If the Common Stock is still trading below the $1.00 minimum bid price at the time of the Special Meeting and the Board decides to implement the Reverse Stock Split immediately after the Special Meeting, there will not be sufficient time for the Common Stock to trade above the $1.00 per share minimum for 10 consecutive business days prior to the expiration of the 180-calendar day period. The Board expects that, absent a market-driven increase in our stock price, Nasdaq will issue a delisting determination following the expiration of the compliance period. However, the Company may choose to appeal any such delisting determination, in which case a Nasdaq hearings panel has the authority to grant an additional extension to regain compliance with Nasdaq Listing Rule 5550(a)(2). The Board believes that in the event a delisting determination is issued by Nasdaq, and the Company decides to appeal such determination, implementing a Reverse Stock Split prior to the end of the 180-calendar day compliance period could strengthen the basis of any potential appeal to Nasdaq. However, there can be no assurance that any such appeal would be successful.

The Board further believes that the Reverse Stock Split will extend the Board’s flexibility to make our Common Stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that stockholder approval of this Reverse Stock Split Proposal will extend the Board’s flexibility to make our Common Stock a more attractive and cost effective investment for many investors, which we believe will enhance the liquidity of the holders of our Common Stock.

Furthermore, while the implementation of the Reverse Stock Split would not change the total number of shares of our Common Stock authorized for issuance, the number of shares of our Common Stock available for issuance following the implementation of the Reverse Stock Split would increase to the extent the Reverse Stock Split reduces the number of outstanding shares of our Common Stock. Accordingly, the Reverse Stock Split would provide the Company with additional authorized, unissued and otherwise unreserved shares that may be used for future corporate purposes, including, but not limited to, future acquisitions, future investment opportunities, raising additional capital for commercialization of our advanced technologies, project advancement and financing, the establishment of collaboration or other strategic agreements, future capital raising transactions utilizing equity or convertible debt securities, future at the market offering programs or other offerings of Common Stock, or issuance under current or future employee stock purchase plans or employee equity plans, although, as of the date of this Proxy Statement, there are no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of such additional authorized, unissued and otherwise unreserved shares and the number of such shares that may be issued in the future is therefore unknown.

If this Proposal 1 is approved by the stockholders, the Board, in its sole discretion, will determine whether the Reverse Stock Split is in the best interests of the Company and our stockholders, taking into consideration any factors that the Board determines at the time are relevant, including, without limitation, the factors discussed in this Reverse Stock Split Proposal. If our Board believes that the Reverse Stock Split is in our best interests and the best interests of our stockholders, the Board will then implement the Reverse Stock Split.

In order to implement the Reverse Stock Split, we would file the Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware at such time as our Board determines is appropriate but no later than July 6, 2027. The Charter Amendment would add the following paragraph to the end of Article Fourth of the Certificate of Incorporation:

“Upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), the shares of the common stock issued and outstanding or held in the treasury (if any) immediately prior to the Effective Time shall be automatically combined and reclassified, without further action, such that each five (5) shares of issued common stock immediately prior to the Effective Time is reclassified into one (1) validly issued, fully paid and non-assessable share of common stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any holder of common stock immediately prior to the Effective Time who would otherwise be entitled to a fraction of a share of common stock shall be entitled to receive, in lieu of such fractional shares, one (1) share of the common stock. Each stock certificate that, immediately prior to the Effective Time, represented shares of common stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of common stock after the Effective Time into which the shares of common stock formerly represented by such certificate shall have been reclassified, provided, however, that each person of record holding a certificate that represented shares of common stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of common stock after the Effective Time into which the shares of common stock formerly represented by such certificate shall have been reclassified.”

Board Discretion to Implement the Reverse Stock Split

If this Reverse Stock Split Proposal is approved by our stockholders, the Certificate of Amendment setting forth the Charter Amendment will be filed, if at all, only upon a determination by the Board, on or prior to July 6, 2027, that the Reverse Stock Split is in the best interests of the Company and our stockholders. Such determination will be based on certain factors, including the closing bid price for our Common Stock, the status of our compliance with Nasdaq Listing Rules, prevailing market conditions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.

Notwithstanding approval by the stockholders of this Reverse Stock Split Proposal, the Board may determine not to effect the Reverse Stock Split. If the Board elects not to implement the Reverse Stock Split on or prior to July 6, 2027, stockholder approval would again be required prior to implementing any reverse stock split subsequent to July 6, 2027.

The ratio of the Reverse Stock Split, if approved and implemented, will be one-for-five, as determined by the Board in its sole discretion. For example, if a stockholder presently holds 100 shares of our Common Stock, he or she would hold 20 shares of Common Stock following a one-for-five reverse stock split. In determining the Reverse Stock Split ratio, the Board considered numerous factors, including without limitation:

●	the historical and projected performance of our Common Stock;
●	the closing bid price for our Common Stock;
●	existing and expected trading prices for our Common Stock;
●	actual or forecasted results of operations, and the likely effects of such results on the market price of our Common Stock;
●	prevailing market conditions;
●	general economic and other related conditions prevailing in our industry and in the marketplace;
●	our capitalization (including the number of shares of Common Stock issued and outstanding);
●	the prevailing trading price for our Common Stock, the volume level thereof and the status of our compliance with Nasdaq rules and requirements; and
●	the potential devaluation of our market capitalization as a result of the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares (and shares held in treasury) of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of Common Stock into a proportionately smaller number of shares. After the effective date of the Reverse Stock Split, if implemented, each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power as described below (except to the extent that the Reverse Stock Split would result in stockholders receiving one whole share of Common Stock in lieu of fractional shares). All shares of Common Stock will remain validly issued, fully paid and non-assessable.

The Reverse Stock Split, if implemented, will also reduce the number of shares of Common Stock reserved for future awards under the Company’s 2026 Stock Compensation Plan. The per share exercise price of all outstanding option awards, including awards outstanding under the Company’s prior Stock Compensation Plans (the 2020 Stock Compensation Plan; 2018 Stock Compensation Plan; and 2008 Stock Compensation Plan) will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding option awards will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon exercise of such option awards will be reduced proportionately following the Reverse Stock Split. The number of shares of Common Stock issuable upon settlement of outstanding or promised restricted stock unit, performance stock unit and deferred stock unit awards, and the number of shares of outstanding restricted stock subject to outstanding awards, if any, will be reduced proportionately.

We are currently authorized to issue up to 47,000,000 shares of Common Stock, of which 28,953,045 shares were issued (including 554,485 shares held in treasury) and 28,398,560 shares were outstanding as of June 16, 2026, and 3,000,000 shares of preferred stock, par value $0.01 per share, of which no shares were issued and outstanding as of June 16, 2026. If we effect the Reverse Stock Split and file the Certificate of Amendment setting forth the Charter Amendment, the number of shares of our authorized Common Stock will remain unchanged and the number of shares of our authorized preferred stock will remain unchanged, but the number of outstanding shares of Common Stock will be reduced. The Charter Amendment will not affect the par value of our Common Stock which will remain at $0.01 per share or our preferred stock which will remain at $0.01 per share.

Because implementation of the Reverse Stock Split would not change the total number of shares of our Common Stock authorized for issuance, the number of shares of our Common Stock available for issuance following the implementation of the Reverse Stock Split would increase to the extent the Reverse Stock Split reduces the number of outstanding shares of our Common Stock. Accordingly, the Reverse Stock Split would provide the Company with additional authorized, unissued and otherwise unreserved shares of Common Stock available for future corporate purposes, including, but not limited to, future acquisitions, future investment opportunities, raising additional capital for project advancement and financing, the establishment of collaboration or other strategic agreements, future capital raising transactions utilizing equity or convertible debt securities, future at the market offering programs or other offerings of Common Stock, or issuance under current or future employee stock purchase plans or employee equity plans. The issuance of such additional authorized, unissued and otherwise unreserved shares in connection with such transactions may result in potentially significant dilution of our current stockholders' ownership interests in the Company. As of the date of this Proxy Statement, the Company has no immediate plans, arrangements, commitments or understandings with respect to the issuance of such additional authorized, unissued and otherwise unreserved shares.

Because no fractional shares will be issued, certain holders of our Common Stock will have the number of shares of Common Stock held by them reduced to zero in the event that the Reverse Stock Split is implemented. Although the number of our outstanding shares of Common Stock would decrease as a result of the Reverse Stock Split, the Board does not intend to use the Reverse Stock Split as a part of, or a first step in, a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split, if implemented, will not affect the registration of our Common Stock under the Exchange Act. If the Reverse Stock Split is implemented, our Common Stock will continue to be reported on The Nasdaq Capital Market under the symbol “SGRP”.

Certain Risks Associated with the Reverse Stock Split

A reverse stock split could result in a significant devaluation of the Company’s market capitalization and the trading price of our Common Stock.

Although we expect that the Reverse Stock Split will result in an increase in the market price of our Common Stock, we cannot assure you that the Reverse Stock Split, if implemented, will increase the market price of our Common Stock in proportion to the reduction in the number of shares of the Common Stock outstanding or result in a permanent increase in the market price. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split and, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

The effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our Common Stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. If the Reverse Stock Split is implemented and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The Reverse Stock Split may result in some stockholders owning “odd lots” (fewer than 100 shares) that may be more difficult to sell or require greater transaction costs per share to sell.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

Although the Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares of Common Stock outstanding after the Reverse Stock Split.

Furthermore, because implementation of the Reverse Stock Split would not change the total number of shares of our Common Stock authorized for issuance, the number of shares of our Common Stock available for issuance following the implementation of the Reverse Stock Split would increase to the extent the Reverse Stock Split reduces the number of outstanding shares of our Common Stock. Such available shares may be used for future corporate purposes, including, but not limited to, future acquisitions, future investment opportunities, raising additional capital for project advancement and financing, the establishment of collaboration or other strategic agreements, future capital raising transactions utilizing equity or convertible debt securities, future at the market offering programs or other offerings of Common Stock, or issuance under current or future employee stock purchase plans or employee equity plans, and the issuance of such available shares in connection with such transactions may result in potentially significant dilution of our current stockholders' ownership interests in the Company.

Potential Consequences if the Reverse Stock Split is Not Approved

If the Reverse Stock Split is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on The Nasdaq Capital Market by increasing the per share trading price of our Common Stock to satisfy the minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose the Company to delisting by Nasdaq.

If Nasdaq determines to delist our Common Stock, the delisting could adversely affect the market price and liquidity of our Common Stock, reduce our ability to raise additional capital and result in operational challenges and damage to investor relations and market reputation.

Effective Date

If we implement the Reverse Stock Split, it will become effective at the time and on the date specified in the Certificate of Amendment setting forth the Charter Amendment filed with the Secretary of State of the State of Delaware. The Board may determine to proceed with the Reverse Stock Split at any time after we receive stockholder approval, so long as it effects the Reverse Stock Split on or before July 6, 2027. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time before filing the Certificate of Amendment setting forth the Charter Amendment, the Board, in its discretion, determines that it is no longer in the Company’s best interest and the best interest of our stockholders to proceed with the Reverse Stock Split.

Treatment of Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will receive one whole share of Common Stock in lieu of such fractional share.

Effect on Beneficial Owners

Stockholders holding our Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that would be put in place by the Company for registered stockholders that hold such shares directly, and their procedures may result. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your bank, broker or nominee.

Effect on Registered Certificated Shares

Some registered stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, you will receive a letter of transmittal from the Company’s transfer agent as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-split shares to the transfer agent. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares of Common Stock either in certificate form or electronically in book-entry form under the direct registration system. No new stock certificates or payments in lieu of fractional shares will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the transfer agent.

Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Effect on Registered Book Entry Holders

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If you hold shares in a book-entry form, you do not need to take any action to receive your post-split shares. If you are entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

Accounting Consequences

The par value per share of our Common Stock will remain unchanged at $0.01 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to our Common Stock will be reduced proportionately from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

The Company’s stockholders are not entitled to appraisal rights under Delaware law or the Company’s Certificate of Incorporation, as amended, with respect to the Charter Amendment, and the Company will not independently provide our stockholders with any such right.

Interests of Directors and Executive Officers

Certain of our directors and officers have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of the Company’s common stock. However, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different than or greater than those of any of our other stockholders.

Certain U.S. Federal Income Tax Requirements

The following discussion is a general summary of certain United States federal income tax considerations relating to the Reverse Stock Split that may be relevant to stockholders of the Company. Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is an individual citizen or resident of the United States, a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis without regard to source of income (a “U.S. Holder”). A trust may also be a U.S. Holder if (i) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. Holder.

This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by stockholders. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations (including private foundations), nonresident alien individuals, foreign trusts or entities, U.S. expatriates and former citizens or long-term residents of the U.S., persons subject to the alternative minimum tax, tax-qualified retirement plans, persons whose functional currency for tax purposes is not the U.S. dollar, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold stock of the Company as part of a position in a “straddle” or as part of a “hedging,” “conversion,” or other integrated investment or risk reduction transaction for federal income tax purposes, (iii) persons that do not hold stock of the Company as “capital assets” (generally, property held for investment), (iv) persons deemed to sell stock of the Company under the constructive sale provisions of the Code (as defined below), (v) persons subject to special tax accounting rules as a result of any item of gross income with respect to stock of the Company being taken into account in an “applicable financial statement” (as defined in the Code), (vi) persons that acquired their shares of Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation, or (vii) S corporations, partnerships or other entities or arrangements treated as flow-through entities for U.S. federal income tax purposes (and investors therein). If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of stock of the Company, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold stock of the Company, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, existing and proposed regulations under the Code, published rulings and court decisions, all as currently in effect. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. Furthermore, this summary does not address the Medicare tax on net investment income or any foreign, state, or local tax considerations relating to the Reverse Stock Split.

We have not obtained a ruling from the Internal Revenue Service (“IRS”) or an opinion of legal or tax counsel with respect to the U.S. tax consequences of the Reverse Stock Split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each stockholder should consult its own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER YOUR PARTICULAR CIRCUMSTANCES AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. However, the Company has not sought and will not seek any ruling from the IRS regarding any matters relating to the Reverse Stock Split, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a contrary position, in which case the consequences of the Reverse Stock Split could be materially different from those described herein. Certain filings with the IRS must be made by the Company and certain “significant holders” of its Common Stock in connection with the Reverse Stock Split’s treatment as a reorganization. The tax consequences discussed below assume that the Reverse Stock Split is treated and qualifies as a recapitalization.

A U.S. Holder generally should not recognize gain or loss as a result of the Reverse Stock Split. However, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding alternative characterizations of the reverse stock split for federal income tax purposes.

A U.S. Holder’s aggregate tax basis of the post-Reverse Stock Split Common Stock received in the Reverse Stock Split should generally be equal to the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged therefor (excluding any portion of the U.S. Holder’s tax basis allocated to fractional share interests). The holding period of the post-Reverse Stock Split Common Stock received in the Reverse Stock Split should include the holding period of the pre-Reverse Stock Split Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s unique circumstances and income tax situation. Accordingly, we urge stockholders to consult with their own tax advisors with respect to all of the potential U.S. federal, state, local and foreign tax consequences of the Reverse Stock Split.

Vote Required

Approval of this Reverse Stock Split Proposal requires the affirmative vote of a majority of the votes cast in person (online during the virtual meeting) or by proxy on such proposal at the Special Meeting. This means that this Reverse Stock Split Proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. This Reverse Stock Split Proposal is a “routine” matter on which brokers may vote without instruction from beneficial owners. Therefore, we do not expect there to be any broker non-votes with respect to this proposal, however, if there are any broker non-votes, they will not be counted as votes cast and they will have no effect on the vote on this proposal. Abstentions are not counted as votes cast and will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE REVERSE STOCK SPLIT PROPOSAL (PROPOSAL 1).

PROPOSAL 2 – THE ADJOURNMENT PROPOSAL

Our Board is asking our stockholders to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal.

This proposal is referred to in this Proxy Statement as the “Adjournment Proposal” or “Proposal 2.”

Under our 2026 By-Laws, the chair of the Special Meeting also has the power to adjourn the Special Meeting, whether or not a quorum is present.

Approval of this Adjournment Proposal requires the affirmative vote of a majority of the votes cast in person (online during the virtual meeting) or by proxy on such proposal. This means that this Adjournment Proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. This Adjournment Proposal is a “routine” matter on which brokers may vote without instruction from beneficial owners. Therefore, we do not expect there to be any broker non-votes with respect to this proposal, however, if there are any broker non-votes, they will not be counted as votes cast and they will have no effect on the vote on this proposal. Abstentions are not counted as votes cast and will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADJOURNMENT PROPOSAL (PROPOSAL 2).

NO STOCKHOLDER PROPOSALS

No stockholder proposals or Director nominations were duly submitted to or duly received by the Corporation on a timely basis. Accordingly, the Corporation will not consider any proposals or nominations from any stockholder at the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of SGRP's Common Stock as of June 16, 2026, by: (i) each person who is known by SGRP to own beneficially more than 5% of SGRP's Common Stock; (ii) each of SGRP's directors; and (iii) each of the Corporation’s Named Executive Officers identified in the Summary Compensation Table in our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 30, 2026. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	See Note #	Beneficial Ownership Percentage
Common Shares	Robert G. Brown	6,419,583	(1) (2)	22.64%
Common Shares	William H. Bartels	4,709,837	(1) (3)	16.58%
Common Shares	Michael R. Matacunas	864,205	(1) (4)	2.98%
Common Shares	Antonio Calisto Pato	117,188	(1)	*
Common Shares	Steve Hennen	133,000	(1)	*
Common Shares	Kori G. Belzer	33,222	(1)	*
Common Shares	William Linnane	190,909	(1)	*
Common Shares	Ronald Lutz	17,678	(1)	*
Common Shares	John Bode	-	(1)	*
Common Shares	James R. Brown, Sr.	3,500	(1)	*
Common Shares	Tim Cook	-	(1)	*
Common Shares	James R. Gillis	-	(1)	*
Common Shares	Linda Houston	-	(1)	*
Common Shares	Panagiotis Lazaretos	-	(1)	*
Common Shares	All Executives, Directors and Others Listed Above	12,489,122	-	43.02%
Common Shares	Outstanding Shares	28,398,560	-	-

* Less than 1%

(1)	The address of such owners is c/o SPAR Group, Inc. 110 East Boulevard, Suite 1600, Charlotte, North Carolina 28203.

(2)

Robert G. Brown is not an Executive or Director of SGRP, but he is a founder, affiliate and significant stockholder of SGRP. Mr. Brown’s shares include shares owned by his Companies Innovative Global Technologies LLC, and SPAR Business Services, Inc. and various trusts for the benefit of Mr. Brown and his children.

(3)	William H. Bartels’s shares include $600,000 SGRP shares that resulted from a reversal of a donation to charity.

(4)

Mr. Michael R. Matacunas’s beneficial ownership includes 630,000 shares issuable upon exercise of options, which are already vested, but require a payment to SGRP of $1.90 per share and related tax withholdings to exercise the options and receive the shares. The options were to automatically expire on February 22, 2031, but now pursuant to his Transition Agreement, the options will expire on the earlier of three years after the end of the Transition Period and their original expiration date.

NO OTHER BUSINESS

In accordance with SGRP's 2026 By-Laws, only such business as is related to the purposes set forth in the notice of the Special Meeting may be transacted at the Special Meeting. Accordingly, no proposals or matters other than those specifically described above are permitted to come before the Special Meeting. If any other matters or motions are attempted to be presented at the Special Meeting, they will be ruled out of order and denied. It is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on any matters dealing with the conduct of the Special Meeting, to the greatest extent permitted by applicable law.

STOCKHOLDER COMMUNICATIONS

Communications with SGRP and the Directors

Generally, a stockholder who has a question or concern regarding the business or affairs of SGRP should contact the Chief Financial Officer of SGRP. However, if a stockholder would like to address any such question directly to the Board, to a particular Committee, or to any individual director(s), the stockholder may do so by sending his or her question(s) in writing addressed to such group or person(s), SPAR Group, Inc., 110 East Boulevard, Suite 1600, Charlotte, North Carolina 28203, and marked “Stockholder Communication”.

SGRP has a policy of generally responding in writing to each bona fide, non-frivolous, written communication from an individual stockholder. This policy is reflected in the SPAR Group, Inc. Statement of Policy Respecting Stockholder Communications with Directors dated as of May 18, 2004, approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. You can obtain and review a current copy of this policy on the Company's web site (www.sparinc.com), on which it is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

In addition, questions may be asked of any director before the Special Meeting and all of SGRP's directors are expected to attend the Special Meeting. Additionally, the Corporation believes its directors should attend all possible meetings of the Board and its committees and stockholders, but has not specified any required minimum attendance.

Submission of Stockholder Proposals and Director Nominations for 2027 Annual Meetings (if applicable)

For any business, nominee or proposal to be properly brought before any annual meeting by a stockholder (acting in his or her capacity as stockholder), the 2026 By-Laws require that such stockholder must give timely written notice thereof by physical delivery to the Secretary of SGRP. Any stockholder who wishes to present any business, nominee or proposal for action at the 2027 Annual Meeting of SGRP stockholders (the “2027 Annual Meeting”) must notify SGRP by no later than March 14, 2027. Such stockholder’s notice shall be in the form and contain the substance required under the 2026 By-Laws (as summarized below) and the rules and regulations promulgated by the Securities and Exchange Commission. Accordingly, notices of stockholder proposals and nominations submitted after March 14, 2027, or that do not conform to the requirements of the 2026 By-Laws and/or Rule 14a-18 of the Securities Exchange Act of 1934 and/or other applicable law, as the case may be, will be considered untimely or incomplete, respectively, and thus such matters will not be brought before the 2027 Annual Meeting.

For any proposal to be properly included in the SGRP Proxy Statement for the 2027 Annual Meeting, proposals must be submitted no later than the close of business on the 120th day prior to the 1st anniversary of the filing of our 2026 Proxy Statement, filed on April 30, 2026, with the SEC. However, if the date of the 2027 Annual Meeting has changed by more than 30 days from the date of the 2026 Annual Meeting, then proposals must be received within a reasonable time before the Corporation begins to print and send its proxy materials for the 2027 Annual Meeting. Accordingly, notice of stockholder proposals that do not conform to the requirements of Rule 14a-8 of the Exchange Act will be considered untimely or incomplete, respectively, and thus such matters will not be included in the SGRP Proxy Statement for the 2027 Annual Meeting.

Any notice or proposal should be sent to the Corporation at 110 East Boulevard, Suite 1600, Charlotte, North Carolina 28203, Attention: SGRP Secretary and follow the procedures of the 2026 By-Laws and applicable SEC Rules. The 2026 By-Laws provide that a stockholder's notice to the SGRP Secretary must set forth as to each matter the stockholder proposes to bring before any Annual Meeting (including the 2027 Annual Meeting): (i) a brief description of the business, nominee or proposal desired to be brought before the applicable Annual Meeting and the reasons for considering the same at the applicable Annual Meeting; (ii) the name and address, as they appear on SGRP’s books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal; (iii) the class and number of shares of SGRP’s stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice; and (iv) any financial interest of such stockholder (or any affiliate or family member of such stockholder), whether current or at any time within the past three (3) years, in such business, nominee or proposal. In addition, if the notice is a nomination of a candidate for director, the stockholder's notice also must contain: (A) the proposed nominee's name and qualifications, including five-year employment history with employer names and a description of the employer's business, whether such individual can read and understand basic financial statements, and board memberships (if any); (B) the reason for such recommendation; (C) the number of shares of stock of SGRP that are beneficially owned by such nominee; (D) a description of any business or other relationship, whether current or at any time within the past three (3) years, between such nominee (or any affiliate or family member of such nominee) and either the Company, any of its directors or officers, its auditor, or any of its customers or vendors; and (E) a description of any financial or other relationship, whether current or at any time within the past three (3) years, between the stockholder (or any affiliate or family member of such stockholder) and such nominee (or any affiliate or family member of such nominee).

If it is determined by the Governance Committee or the presiding officer of the 2027 Annual Meeting that a stockholder proposal was submitted after March 14, 2027, or otherwise was not made in accordance with the terms of the 2026 By-Laws, the applicable SEC Rules or other applicable law, or is not under the circumstances required to be considered thereunder, such proposal will not be acted upon at the 2027 Annual Meeting.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as a broker, bank or other agent) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our proxy materials, including this proxy statement and other proxy materials, unless the affected stockholder has provided us with contrary instructions. This procedure provides extra convenience for stockholders and cost savings for companies.

SGRP and some brokers, banks or other agents may be householding our proxy materials, including this proxy statement. A single set of this proxy statement and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other agent that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Registered stockholders may revoke their consent at any time by contacting SGRP’s transfer agent, Computershare Trust Company, N.A., toll-free at (800) 564-6253. Holders through banks or brokers or other agents must notify such agents.

Upon written or oral request, SGRP will promptly deliver a separate copy of the proxy statement and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy statement and other proxy materials, you may send a written request to 110 East Boulevard, Suite 1600, Charlotte, North Carolina 28203, Attention: Secretary or call (704) 837-1651. In addition, if you are receiving multiple copies of the proxy statement and other proxy material, you can request householding by contacting SGRP's Secretary in the same manner.

INFORMATION REGARDING VIRTUAL ATTENDANCE AT THE SPECIAL MEETING

Further details and information regarding the Special Meeting are available on the Company's Investor Relations website at https://investors.sparinc.com/ and SGRP's SEC filings are available at https://investors.sparinc.com/sec-filings.

OTHER REPORTS

A COPY OF THE SGRP’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025, AS FILED WITH THE SEC ON MARCH 31, 2026 (THE "2025 ANNUAL REPORT"), SGRPs QUARTERLY REPORT FOR THE FIRST QUARTER OF 2026 WHEN FILED WITH THE SEC, AND THE CURRENT REPORTS ON FORM 8-K FILED WITH THE SEC AFTER JANUARY 1, 2026, AS WELL AS ALL OF SGRP’S EARLIER REPORTS AND STATEMENTS FILED WITH THE SEC, ARE AVAILABLE AT HTTPS://INVESTORS.SPARINC.COM/SEC-FILINGS.

SGRP WILL PROVIDE EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF ANY AND ALL OF THE INFORMATION THAT HAS BEEN INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT (EXCLUDING ALL EXHIBITS NOT EXPLICITLY INCORPORATED BY REFERENCE HEREIN). REQUESTS FOR COPIES OF THE 2025 ANNUAL REPORT MUST BE SENT TO SPAR GROUP, INC., 110 EAST BOULEVARD, SUITE 1600, CHARLOTTE, NORTH CAROLINA 28203, ATTN: STEVE HENNEN, CHIEF FINANCIAL OFFICER.

THE 2025 ANNUAL REPORT, THE STOCKHOLDER LETTER, SUMMARY TABLES AND CORPORATE DIRECTORIES, THE QUARTERLY REPORTS ON FORM 10-Q, AND THE CURRENT REPORTS ON FORM 8-K REFERENCED IN THIS PROXY STATEMENT ARE NOT PART OF SGRP'S SOLICITING MATERIAL AND SUCH STOCKHOLDER LETTER SUMMARY TABLES AND CORPORATE DIRECTORIES HAVE NOT BEEN FILED WITH THE SEC.

PROXIES AND SOLICITATION

The proxy accompanying this Proxy Statement is solicited on behalf of the SGRP’s Board of Directors. Proxies for the Special Meeting are being solicited by mail directly and through brokerage and banking institutions. SGRP will pay all expenses in connection with the solicitation of proxies. In addition to the use of mailings, proxies may be solicited by directors, officers and regular employees of SGRP (who will not be specifically compensated for such services) personally or by telephone. SGRP will reimburse banks, brokers, custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

All stockholders are urged to complete, sign and promptly return the enclosed Proxy Card.

/s/ Steve Hennen
Steve Hennen
Secretary, Treasurer and Chief Financial Officer

Charlotte, North Carolina
June 26, 2026

ANNEX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SPAR GROUP, INC.

It is hereby certified that:

1.              The name of the corporation is SPAR Group, Inc. (the “Corporation”).

2.              The Board of Directors of the Corporation has duly adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), declaring said amendment to be advisable and calling for the stockholders of the Corporation to consider such amendment at a special meeting of the stockholders of the Corporation, which amendment would amend Article Fourth of the Certificate of Incorporation by adding the following paragraph to the end of Article Fourth of the Certificate of Incorporation:

“Upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), the shares of the common stock, par value $0.01 per share, issued and outstanding or held in the treasury (if any) immediately prior to the Effective Time shall be automatically combined and reclassified, without further action, such that each five (5) shares of issued common stock, par value $0.01 per share, immediately prior to the Effective Time is reclassified into one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any holder of common stock, par value $0.01 per share, immediately prior to the Effective Time who would otherwise be entitled to a fraction of a share of common stock, par value $0.01 per share, shall be entitled to receive, in lieu of such fractional shares, one (1) share of the common stock, par value $0.01 per share. Each stock certificate that, immediately prior to the Effective Time, represented shares of common stock, par value $0.01 per share, that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of common stock, par value $0.01 per share, after the Effective Time into which the shares of common stock, par value $0.01 per share, formerly represented by such certificate shall have been reclassified, provided, however, that each person of record holding a certificate that represented shares of common stock, par value $0.01 per share, that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of common stock, par value $0.01 per share, after the Effective Time into which the shares of common stock, par value $0.01 per share, formerly represented by such certificate shall have been reclassified.”

3.               Pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware (the “DGCL”), at which meeting the necessary number of shares as required by the DGCL were voted in favor of the amendment.

4.              The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

5.              This Certificate of Amendment shall become effective as of 12:01 a.m., Eastern Time, on [•], 2026.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by the undersigned officer this ___ day of ___________, 2026.

By:
Name: William Linnane

Title: President and Chief Executive Officer

A-2

SPAR Group, Inc. VOTE

Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas. [X]

2026 Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR Proposals 1 and 2.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

04BIHC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

SPAR Group, Inc.

Notice of 2026 Special Meeting of Stockholders

Proxy Solicited by Board of Directors for 2026 Special Meeting — July 6, 2026

The undersigned hereby appoints William Linnane and Steve Hennen, acting individually or together, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of June 16, 2026, the record date with respect to this solicitation, at the 2026 Special Meeting of Stockholders of the Corporation to be held virtually via the Internet at meetnow.global/MZRH9G6, beginning at 12:00 PM Eastern Time, on Monday July 6, 2026, and at any postponements and adjournments thereof (the "2026 Special Meeting"), upon the matters stated on the reverse side.

TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW AND SGRP'S BY-LAWS (TO THE EXTENT NOT INCONSISTENT WITH APPLICABLE LAW), THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED, OR WHEN REGISTERED, COMPLETED, AUTHENTICATED AND SUBMITTED IF BY TELEPHONE OR INTERNET) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS PROVIDED BELOW.

The signor hereby revokes all proxies heretofore given by the signor to vote at the 2026 Special Meeting, including any adjournments thereof.

The Board of Directors recommend a vote FOR Proposals 1 and 2.

(Items to be voted appear on reverse side)

All proxies that are properly completed and submitted will be voted in accordance with the instructions made thereon or, in the absence of instructions for any item (other than any abstention, non-vote or inconclusive vote), this proxy will be voted FOR Proposals 1 and 2.

SPAR Group, Inc. VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 PM, Eastern Time, on July 5, 2026.

Online
Go to www.envisionreports.com/SGRP or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SGRP

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR Proposals 1 and 2.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

04BIGC

2026 Special Meeting of SPAR Group, Inc. Stockholders

The 2026 Special Meeting of Stockholders of SPAR Group, Inc. will be held on July 6, 2026 at 12:00 PM, Eastern Time, virtually via the Internet at meetnow.global/MZRH9G6.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SGRP

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

SPAR Group, Inc.

Notice of 2026 Special Meeting of Stockholders

Proxy Solicited by Board of Directors for 2026 Special Meeting — July 6, 2026

The undersigned hereby appoints William Linnane and Steve Hennen, acting individually or together, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of June 16, 2026, the record date with respect to this solicitation, at the 2026 Special Meeting of Stockholders of the Corporation to be held virtually via the Internet at meetnow.global/MZRH9G6, beginning at 12:00 PM Eastern Time, on Monday July 6, 2026, and at any postponements and adjournments thereof (the "2026 Special Meeting"), upon the matters stated on the reverse side.

TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW AND SGRP'S BY-LAWS (TO THE EXTENT NOT INCONSISTENT WITH APPLICABLE LAW), THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED, OR WHEN REGISTERED, COMPLETED, AUTHENTICATED AND SUBMITTED IF BY TELEPHONE OR INTERNET) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS PROVIDED BELOW.

The signor hereby revokes all proxies heretofore given by the signor to vote at the 2026 Special Meeting, including any adjournments thereof.

The Board of Directors recommend a vote FOR Proposals 1 and 2.

(Items to be voted appear on reverse side)

All proxies that are properly completed and submitted will be voted in accordance with the instructions made thereon or, in the absence of instructions for any item (other than any abstention, non-vote or inconclusive vote), this proxy will be voted FOR Proposals 1 and 2.